UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2017
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AmerisourceBergen Corporation
(Exact name of registrant as specified in its charter)
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Delaware	1-16671	23-3079390
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1300 Morris Drive
Chesterbrook, PA 19087
(Address of principal executive offices, including Zip Code)

(610) 727-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.                                        Results of Operations and Financial Condition.

On August 3, 2017, AmerisourceBergen Corporation (the “Company”) issued a news release announcing the Company’s earnings for the fiscal quarter ended June 30, 2017. A copy of the news release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Current Report, including the exhibit attached hereto as Exhibit 99.1 and the information under Item 7.01 below, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01.    Regulation FD Disclosure.

Third Quarter Conference Call and Webcast

On August 3, 2017, the Company is conducting a conference call and webcast scheduled to be held at 8:30 a.m. Eastern time regarding its results for the fiscal quarter ended June 30, 2017 and related matters.

A link to the conference call and slides prepared for the conference call are available under the Investors section of the Company's website at www.amerisourcebergen.com.

Proceedings with the U.S Attorney's Office for the Eastern District of New York

As previously disclosed, since fiscal 2012, the Company and its subsidiary AmerisourceBergen Specialty Group ("ABSG") have been responding to subpoenas from the United States Attorney's Office for the Eastern District of New York ("USAO-EDNY") requesting production of documents and information relating to the pre-filled syringe program of ABSG’s subsidiary Medical Initiatives, Inc., ABSG's oncology distribution center, its group purchasing organization for oncologists, and intercompany transfers of certain oncology products. Medical Initiatives, Inc. voluntarily ceased operations in early 2014. The Company has produced documents and witnesses, and has engaged in ongoing dialogue with the USAO-EDNY, since 2012.
ABSG recently reached an agreement in principle with the USAO-EDNY which the Company understands will resolve the government’s criminal investigation in its entirety. The agreement in principle is subject to negotiation of final terms, approval by the parties and execution of definitive documents, and the approval of the Court. Under the terms of the agreement in principle, ABSG will pay $260.0 million and plead guilty to a strict liability misdemeanor offense under the Federal Food, Drug and Cosmetic Act in connection with the failure of Medical Initiatives, Inc. to duly register with the United States Food and Drug Administration, and the Company will enter into a Compliance Agreement with the United States Department of Justice. In connection with the agreement in principle, the Company recorded a litigation reserve of $260.0 million in Employee Severance, Litigation, and Other on the Company's Consolidated Statements of Operations for the three and nine months ended June 30, 2017.
The USAO-EDNY has also indicated that it intends to pursue alleged civil claims under the False Claims Act. Discussions with the USAO-EDNY to resolve such claims are ongoing, however there are significant disagreements between the parties and it remains unclear whether a settlement can be reached at this time or whether the matter will proceed to litigation. Should the matter proceed to litigation, the Company intends to vigorously defend itself. Any settlement or other resolution of this civil matter could have an adverse effect on the Company's business, results of operations, or cash flows. The Company is unable to reasonably estimate a range of loss, and no conclusion can be drawn at this time as to any likely outcome in this matter.

Item 9.01.                                        Financial Statements and Exhibits.

(d)  Exhibits.

99.1                        News Release of AmerisourceBergen Corporation dated August 3, 2017.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISOURCEBERGEN CORPORATION

Date:	August 3, 2017	By:	/s/ Tim G. Guttman
		Name:	Tim G. Guttman
		Title:	Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	News Release of AmerisourceBergen Corporation dated August 3, 2017.

4